[logo] M F S(R)                                                SEMIANNUAL REPORT
    INVESTMENT MANAGEMENT                                         MARCH 31, 2002

[graphic omitted]

                                 MFS(R) MASSACHUSETTS
                            HIGH INCOME TAX FREE FUND

                                      MFS(R) NEW YORK
                            HIGH INCOME TAX FREE FUND

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
       NOT A DEPOSIT         NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) MASSACHUSETTS HIGH INCOME TAX FREE FUND
MFS(R) NEW YORK HIGH INCOME TAX FREE FUND

The following tables present certain information regarding the Trustees and officers of MFS Municipal Series Trust, of which each fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee, Chairman and          ABBY M. O'NEILL (born 04/27/28) Trustee
President                                                         Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman and Chief      Inc. (investment advisers), Chairman and Chief
Executive Officer                                                 Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                           LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company, President and Director  Hemenway & Barnes (attorneys), Partner

KEVIN J. PARKE* (born 12/14/59) Trustee                           WILLIAM J. POORVU (born 04/10/35) Trustee
Massachusetts Financial Services Company, Chief Investment        Harvard University Graduate School of Business
Officer, Executive Vice President and Director                    Administration, Adjunct Professor; CBL & Associates
                                                                  Properties, Inc. (real estate investment trust),
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee                    Director; The Baupost Fund (a mutual fund), Vice
Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard   Chairman and Trustee
Medical School, Professor of Surgery
                                                                  J. DALE SHERRATT (born 09/23/38) Trustee
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27) Trustee        Insight Resources, Inc. (acquisition planning
Edmund Gibbons Limited (diversified holding company), Chief       specialists), President; Wellfleet Investments
Executive Officer; Colonial Insurance Company Ltd., Director and  (investor in health care companies), Managing
Chairman; Bank of Butterfield, Chairman (until 1997)              General Partner (since 1993); Paragon Trade Brands,
                                                                  Inc. (disposable consumer products), Director;
WILLIAM R. GUTOW (born 09/27/41) Trustee                          Cambridge Nutraceuticals (professional nutritional
Private investor and real estate consultant; Capitol              products), Chief Executive Officer (until May 2001)
Entertainment Management Company (video franchise), Vice
Chairman                                                          ELAINE R. SMITH (born 04/25/46) Trustee
                                                                  Independent health care industry consultant
J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy related services),  WARD SMITH (born 09/13/30) Trustee
Director; Eastern Enterprises (diversified services company),     Private investor; Sundstrand Corporation
Chairman, Trustee and Chief Executive Officer (until November     (manufacturer of highly engineered products for
2000)                                                             industrial and aerospace applications), Director
                                                                  (until June 1999)

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee, Chairman and           ROBERT R. FLAHERTY (born 09/18/63) Assistant
President                                                         Treasurer
Massachusetts Financial Services Company, Chairman and Chief      Massachusetts Financial Services Company, Vice
Executive Officer                                                 President (since August 2000); UAM Fund Services,
                                                                  Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant Secretary and
Assistant Clerk                                                   ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior Vice President   Massachusetts Financial Services Company, Vice
and Associate General Counsel                                     President (since September 1996)

MARK E. BRADLEY (born 11/23/59) Assistant Treasurer               JAMES O. YOST (born 06/12/60) Assistant Treasurer
Massachusetts Financial Services Company, Vice President          Massachusetts Financial Services Company, Senior
(since March 1997)                                                Vice President

STEPHEN E. CAVAN (born 11/06/53) Secretary and Clerk
Massachusetts Financial Services Company, Senior Vice President,
General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera and Poorvu, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr.
Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").

  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                                INVESTOR SERVICE
Massachusetts Financial Services Company                          MFS Service Center, Inc.
500 Boylston Street                                               P.O. Box 2281
Boston, MA 02116-3741                                             Boston, MA 02107-9906

DISTRIBUTOR                                                       For general information, call toll free:
MFS Fund Distributors, Inc.                                       1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                               8 p.m. Eastern time.
Boston, MA 02116-3741
                                                                  For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                                 individuals, call toll free: 1-800-637-6576 any
Michael W. Roberge+                                               business day from 9 a.m. to 5 p.m. Eastern time. (To
                                                                  use this service, your phone must be equipped with a
CUSTODIAN                                                         Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                                  For share prices, account balances, exchanges or
AUDITORS                                                          stock
Deloitte & Touche LLP                                             and bond outlooks, call toll free: 1-800-MFS-TALK
                                                                  (1-800-637-8255) anytime from a touch-tone
INVESTOR INFORMATION                                              telephone.
For information on MFS mutual funds, call your investment
professional or, for an information kit, call toll free:          WORLD WIDE WEB
1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern     www.mfs.com
time (or leave a message anytime).



+ MFS Investment Management

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

 (1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
The markets this year have presented a mixed picture for investors, with bond markets showing modest advances and many equity indices giving up most of their gains since last September and October. Federal Reserve Board (Fed) Chairman Alan Greenspan has declared that, in fact, the recession is over, and many financial experts have agreed with him. We think the questions on many investors' minds are:

  o Is the recession genuinely over?

  o If it is, should I change my portfolio to prepare for a recovery?

THE WORST SEEMS TO BE OVER
According to many economists, the recession is technically over. We are beginning to see growth again in the U.S. economy and in economies around the globe. But we would qualify that with a caution that the exciting growth rates of the 1990s are not coming back any time soon.

Our view of the situation is that corporate profits still look weak, despite the recession being over. We think the markets may be bumping along the bottom for a bit longer before a recovery gathers steam. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. A recent statement by IBM's chief financial officer, explaining why first-quarter earnings would miss analysts' expectations, summarized the wait-and-see attitude we are seeing in much of corporate America: "Many of our customers chose to reduce or defer capital spending decisions until they see a sustained improvement in their business."(1)

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. On the other hand, a look at long-term history might have prepared an investor for realistic returns. For example, as of March 31, 2002, the 3-, 5-, 10-, and 20-year average annual returns for the Standard & Poor's 500 Stock Index, a commonly used measure of the broad stock market, were -2.54%, 10.17%, 13.25%, and 15.69%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marks the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    April 15, 2002

(1) Source: The Wall Street Journal Online, April 8, 2002.

(2) Source: Lipper Inc.

(3) For the two-year period ended March 31, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 8.88%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 2.31%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -25.08%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

MFS(R) Massachusetts High Income Tax Free Fund

Dear Shareholders,
For the 12 months ended March 31, 2002, the fund provided a total return of 4.22%. This return, which includes the reinvestment of any dividends and capital gains distributions but excludes the effects of any sales charges, compares to a 3.81% return over the same period for the fund's benchmark, the Lehman Brothers Municipal Bond Index (the Lehman Index), an unmanaged index of investment-grade bonds. During the same period, the average Massachusetts municipal debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 2.84%.

The fund seeks to provide high current income exempt from federal income tax and Massachusetts personal income tax. The fund is nondiversified and may invest in a small number of issuers. Most of the fund's assets are invested in municipal securities and participation interests in municipal securities, which represent securities pooled by multiple issuers and backed by a letter of credit or a guarantee from a bank.

Over the period, short-term rates fell as the Federal Reserve Board (the Fed) eased rates aggressively in 2001 and then left rates unchanged at its January and March, 2002, meetings. The yield curve steepened as long-term rates rose, driven by investor concern that an economic recovery could lead to increased inflation.

Municipal bonds, and particularly high-yield municipal issues, did well over the period. In the aftermath of the recession and the events of September 11, it became clear to investors that the federal budget would likely move from a period of surpluses to a period of borrowing to cover budget deficits. That led interest rates of Treasuries to rise faster than rates of comparable municipal issues, so municipal bonds in general outperformed Treasuries over the period. (Principal and interest of U.S. Treasury securities are guaranteed by the U.S. government if held to maturity.)

Because rate changes over the period were relatively small, coupons were the main component of returns, allowing high-yield muni bonds to generally outperform high-grade issues. In the longer area of the yield curve, high-yield issues also benefited from narrowing spreads, which meant that high-yield issues declined in price less than high-grade issues did.

Over the period, it appeared to us that investors were drawn to market sectors that offered a combination of higher yield and relative stability over a business cycle. The fund benefited from being overweighted in two sectors that fit that description: health care and education.

More than a year ago, our analysts identified health care as a sector they believed was approaching a bottom and was poised to move upward. During the period, we saw our research bear fruit as the sector outperformed. However, we believe health care remains a treacherous sector in Massachusetts, in part because HMOs have had strong bargaining power with providers. Security selection has been critical to performance, and we feel we have done a good job of avoiding troubled issuers.

In the education sector, performance was helped by our investments in private secondary schools. As mentioned in our semiannual report last September, we have invested in schools that we believe share several attractive characteristics: good reputations; long histories; strong demand for admissions, indicated by long waiting lists; loyal alumni; and, perhaps most important, large endowments that may serve as a cushion in tough economic times.

     Respectfully,

 /s/ Michael W. Roberge


     Michael W. Roberge
     Portfolio Manager

MFS(R) New York High Income Tax Free Fund

Dear Shareholders,
For the 12 months ended March 31, 2002, the fund provided a total return of 3.75%. This return, which includes the reinvestment of any dividends and capital gains distributions but excludes the effects of any sales charges, compares to a 3.81% return over the same period for the fund's benchmark, the Lehman Brothers Municipal Bond Index, an unmanaged index of investment-grade bonds. During the same period, the average New York municipal debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 3.00%.

The fund seeks to provide high current income exempt from federal income tax and New York state and city income taxes. The fund is nondiversified and may invest in a small number of issuers. Most of the fund's assets are invested in municipal securities and participation interests in municipal securities, which represent securities pooled by multiple issuers and backed by a letter of credit or a guarantee from a bank.

Over the period, short-term rates fell as the Federal Reserve Board (the Fed) eased rates aggressively in 2001 and then left rates unchanged at its January and March, 2002, meetings. The yield curve steepened as long-term rates rose, driven by investor concern that an economic recovery could lead to increased inflation.

Municipal bonds, and particularly high-yield municipal issues, did well over the period. In the aftermath of the recession and the events of September 11, it became clear to investors that the federal budget would likely move from a period of surpluses to a period of borrowing to cover budget deficits. That led interest rates of Treasuries to rise faster than rates of comparable municipal issues, so municipal bonds in general outperformed Treasuries over the period. (Principal and interest of U.S. Treasury securities are guaranteed by the U.S. government if held to maturity.)

Because rate changes over the period were relatively small, coupons were the main component of returns, allowing high-yield muni bonds to generally outperform high-grade issues. In the longer area of the yield curve, high-yield issues also benefited from narrowing spreads, which meant that high-yield issues declined in price less than high-grade issues did.

The fund remained overweighted in higher-grade bonds. This was mainly because the small size of the fund has made it difficult to find suitable high-yield (lower rated) issues, as we need to ensure that any individual high-yield issue is not an overly large weighting in the portfolio. Our underweighting in high-yield issues hurt performance to some extent as high-yield issues outperformed over the period.

However, performance was helped by the fund's relative overweighting on the short end of the yield curve, during a period when short-term issues appreciated in price as rates fell.

     Respectfully,

 /s/ Michael W. Roberge


     Michael W. Roberge
     Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolios are actively managed and current holdings may be different.

PERFORMANCE SUMMARY

Currently, each fund offers only Class A shares, which are available for purchase at net asset value only by residents of the Commonwealth of Massachusetts or the State of New York (as applicable) who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

The following information illustrates the historical performance of each fund's Class A shares in comparison to its benchmarks. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

MFS MASSACHUSETTS HIGH INCOME TAX FREE FUND
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, August 2, 1999, through March 31, 2002. Index information is from August 1, 1999.)

              MFS Massachusetts        Lehman Brothers
                 High Income           Municipal Bond
           Tax Free Fund - Class A        Index
------------------------------------------------------
8/99               $ 9,525               $10,000
3/00                 9,661                10,135
3/01                10,758                11,242
3/02                11,212                11,670

TOTAL RATES OF RETURN THROUGH MARCH 31, 2002

CLASS A
                                                       1 Year         Life*
---------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +4.22%       +17.71%
---------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge     +4.22%       + 6.32%
---------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge     -0.73%       + 4.39%
---------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                       1 Year         Life*
---------------------------------------------------------------------------
Average Massachusetts municipal debt fund+             +2.84%       + 4.61%
---------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#                  +3.81%       + 5.96%
---------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, August 2, 1999, through March 31, 2002. Index information is from August 1, 1999.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

MFS NEW YORK HIGH INCOME TAX FREE FUND
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, August 2, 1999, through March 31, 2002. Index information is from August 1, 1999.)

                   MFS New York             Lehman Brothers
                 High Income Tax Free        Municipal Bond
                    Fund - Class A              Index
------------------------------------------------------------
8/99                  $ 9,525                  $10,000
3/00                    9,749                   10,135
3/01                   10,997                   11,242
3/02                   11,410                   11,670


TOTAL RATES OF RETURN THROUGH MARCH 31, 2002

CLASS A

                                                      1 Year            Life*
------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        +3.75%          +19.79%
------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    +3.75%          + 7.02%
------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge    -1.18%          + 5.08%
------------------------------------------------------------------------------

COMPARATIVE INDICES(+)

                                                      1 Year            Life*
------------------------------------------------------------------------------
Average New York municipal debt fund+                 +3.00%          + 4.88%
------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#                 +3.81%          + 5.96%
------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, August 2, 1999, through March 31, 2002. Index information is from August 1, 1999.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A shares performance including sales charges takes into account the deduction of the maximum 4.75% sales charge. Since inception, the adviser has waived or paid substantially all of each portfolio's fees and expenses; had these fees and expenses been in effect, performance would have been lower than that shown. See the prospectus and financial statements for details. All results are historical and include the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDUCTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

As nondiversified portfolios, each portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in a portfolio is not a complete investment program.

Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

A small portion of income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

By concentrating in one state rather than diversifying among several, each portfolio is more susceptible to adverse economic, political or regulatory developments affecting those states than is a portfolio that invests more broadly.

These risks may increase share price volatility. Please see the prospectus for details.

Note: The MFS Massachusetts High Income Tax Free Fund and the MFS New York
      High Income Tax Free Fund have the same risk considerations.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At the special meeting of shareholders of the MFS Massachusetts High Income Tax Free Fund, which was held on November 7, 2001, the following actions were taken:

ITEM 1.  Trustees of the Trust were elected as follows:
                                                            NUMBER OF SHARES
                                                        ----------------------
                                                                       WITHHOLD
NOMINEE                                                           FOR AUTHORITY
-------------------------------------------------------------------------------
Jeffrey L. Shames                                      662,924.193        0
John W. Ballen                                         662,924.193        0
Lawrence H. Cohn                                       662,924.193        0
J. David Gibbons                                       662,924.193        0
William R. Gutow                                       662,924.193        0
J. Atwood Ives                                         662,924.193        0
Abby M. O'Neill                                        662,924.193        0
Lawrence T. Perera                                     662,924.193        0
William J. Poorvu                                      662,924.193        0
Arnold D. Scott                                        662,924.193        0
J. Dale Sherratt                                       662,924.193        0
Elaine R. Smith                                        662,924.193        0
Ward Smith                                             662,924.193        0

ITEM 2. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
Affirmative                                            662,924.193
Against                                                          0
Abstain                                                          0
Broker non-votes                                                 0

ITEM 3. The amendment or removal of certain fundamental investment policies.

                                                  NUMBER OF SHARES
--------------------------------------------------------------------
Affirmative                                            662,924.193
Against                                                          0
Abstain                                                          0
Broker non-votes                                                 0

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                                  NUMBER OF SHARES
--------------------------------------------------------------------
Affirmative                                            662,924.193
Against                                                          0
Abstain                                                          0

ITEM 5. The ratification of the election of Deloitte & Touche LLP as the independent public accountants to be employed by the Trust for the fiscal year ending March 31, 2002.

                                                  NUMBER OF SHARES
--------------------------------------------------------------------
Affirmative                                            662,924.193
Against                                                          0
Abstain                                                          0

At the special meeting of shareholders of the MFS New York High Income Tax Free Fund, which was held on November 7, 2001, the following actions were taken:

ITEM 1.  Trustees of the Trust were elected as follows:
                                                           NUMBER OF SHARES
                                                        ----------------------
                                                                       WITHHOLD
NOMINEE                                                           FOR  AUTHORITY
--------------------------------------------------------------------------------
Jeffrey L. Shames                                          55,327.514     0
John W. Ballen                                             55,327.514     0
Lawrence H. Cohn                                           55,327.514     0
J. David Gibbons                                           55,327.514     0
William R. Gutow                                           55,327.514     0
J. Atwood Ives                                             55,327.514     0
Abby M. O'Neill                                            55,327.514     0
Lawrence T. Perera                                         55,327.514     0
William J. Poorvu                                          55,327.514     0
Arnold D. Scott                                            55,327.514     0
J. Dale Sherratt                                           55,327.514     0
Elaine R. Smith                                            55,327.514     0
Ward Smith                                                 55,327.514     0

ITEM 2. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.

                                                  NUMBER OF SHARES
-------------------------------------------------------------------
Affirmative                                             55,327.514
Against                                                          0
Abstain                                                          0
Broker Non-votes                                                 0

ITEM 3. The amendment or removal of certain fundamental investment policies.

                                                  NUMBER OF SHARES
--------------------------------------------------------------------
Affirmative                                             55,327.514
Against                                                          0
Abstain                                                          0
Broker Non-votes                                                 0

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                                  NUMBER OF SHARES
--------------------------------------------------------------------
Affirmative                                             55,327.514
Against                                                          0
Abstain                                                          0

ITEM 5. The ratification of the election of Deloitte & Touche LLP as the independent public accountants to be employed by the Trust for the fiscal year ending March 31, 2002.

                                                  NUMBER OF SHARES
--------------------------------------------------------------------
Affirmative                                             55,327.514
Against                                                          0
Abstain                                                          0

PORTFOLIO OF INVESTMENTS - March 31, 2002

MFS MASSACHUSETTS HIGH INCOME TAX FREE FUND

Municipal Bonds - 89.4%
-------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)             VALUE
-------------------------------------------------------------------------------------------------
Airport and Port Revenue - 4.9%
  Massachusetts Port Authority Rev., FSA, 4.35s, 2004                      $200       $   203,586
  Massachusetts Port Authority Rev., 6s, 2011                               100           106,713
  Massachusetts Port Authority Rev., 6s, 2015                               100           105,053
  Massachusetts Port Authority Rev., FSA, 5.125s, 2017                      100            98,588
                                                                                      -----------
                                                                                      $   513,940
-------------------------------------------------------------------------------------------------
General Obligations - General Purpose - 20.2%
  Boston, MA, 5.75s, 2019                                                  $200       $   208,826
  Chelmsford, MA, 6s, 2018###                                               100           107,026
  Commonwealth of Massachusetts, 6.5s, 2008(+++)                            100           112,769
  Commonwealth of Massachusetts, FGIC, 7s, 2009(+++)                        100           116,520
  Commonwealth of Massachusetts, 5.5s, 2010                                 100           106,953
  Commonwealth of Massachusetts, FGIC, 6.75s, 2011(+++)                     150           164,884
  Commonwealth of Massachusetts, 6s, 2013(+++)                               25            27,889
  Commonwealth of Massachusetts, 5.75s, 2015                                 50            53,280
  Commonwealth of Massachusetts, 6s, 2015                                   200           222,454
  Lawrence, MA, AMBAC, 5.5s, 2018                                           300           308,691
  Lowell, MA, FGIC, 5.75s, 2004                                             100           105,064
  Massachusetts Industrial Finance Agency, RITES, 9.23s,
    2017+(++)                                                               130           136,053
  Worcester, MA, FSA, 6s, 2016                                              400           437,700
                                                                                      -----------
                                                                                      $ 2,108,109
-------------------------------------------------------------------------------------------------
General Obligations - Improvement - 14.7%
  Massachusetts Bay Transportation Authority (General
    Transportation Systems), 6.2s, 2016                                    $400       $   451,588
  Massachusetts Bay Transportation Authority, RITES,
    10.782s, 2016+(++)                                                      165           207,560
  Springfield, MA, Municipal Purpose Loan, FSA, 6.25s,
    2019                                                                    800           870,056
                                                                                      -----------
                                                                                      $ 1,529,204
-------------------------------------------------------------------------------------------------
General Obligations - Schools - 1.1%
  Narragansett, MA, Regional School District, AMBAC,
    6.5s, 2016                                                             $100       $   112,563
-------------------------------------------------------------------------------------------------
Health Care Revenue - Hospitals - 7.5%
  Massachusetts Development Finance Agency Rev., 6.375s,
    2016                                                                   $ 50       $    52,971
  Massachusetts Health & Educational Facilities Authority
    Rev. (Berkshire Healthcare System), 6.25s, 2031                         100            97,642
  Massachusetts Health & Educational Facilities Authority
    Rev. (Caritas Christi), 5.7s, 2015                                       20            19,033
  Massachusetts Health & Educational Facilities Authority
    Rev. (Caritas Christi), 6.25s, 2022                                      20            19,654
  Massachusetts Health & Educational Facilities Authority
    Rev. (Children's Hospital), 6.125s, 2012                                100           103,161
  Massachusetts Health & Educational Facilities Authority
    Rev. (Covenant Healthcare System), 6.5s, 2017                            75            76,976
  Massachusetts Health & Educational Facilities Authority
    Rev. (Jordan Hospital), 5.25s, 2018                                     100            87,375
  Massachusetts Health & Educational Facilities Authority
    Rev. (Milton Hospital), 5.5s, 2016                                      100            96,295
  Massachusetts Health & Educational Facilities Authority
    Rev. (North Adams Regional Hospital), 6.625s, 2018                       35            34,753
  Massachusetts Health & Educational Facilities Authority
    Rev. (Partners Healthcare System), 5.75s, 2021                          100           100,355
  Massachusetts Health & Educational Facilities Authority
    Rev. (South Shore Hospital), 5.625s, 2019                                80            77,012
  Massachusetts Health & Educational Facilities Authority
    Rev. (University of Massachusetts), 6.5s, 2021                           20            19,455
                                                                                      -----------
                                                                                      $   784,682
-------------------------------------------------------------------------------------------------
Human Services - 0.5%
  Massachusetts Health & Educational Facilities Authority
    Rev. (Learning Center for Deaf Children), 6.1s, 2019                   $ 50       $    47,219
-------------------------------------------------------------------------------------------------
Industrial Revenue - Airlines - 1.4%
  Massachusetts Port Authority Rev. (Delta Air Lines,
    Inc.), AMBAC, 5.5s, 2022                                               $100       $   100,165
  Massachusetts Port Authority Rev. (US Airways Group,
    Inc.), MBIA, 5s, 2006                                                    50            51,288
                                                                                      -----------
                                                                                      $   151,453
-------------------------------------------------------------------------------------------------
Industrial Revenue - Environmental Services - 1.3%
  Massachusetts Development Finance Agency Rev., Resource
    Recovery Rev. (Waste Management, Inc.), 6.9s, 2029                     $125       $   134,929
-------------------------------------------------------------------------------------------------
Industrial Revenue - Other - 0.9%
  Massachusetts Industrial Finance Agency Rev. (Welch
    Foods, Inc.),  5.6s, 2017                                              $100       $    96,702
-------------------------------------------------------------------------------------------------
Miscellaneous Revenue - Other - 2.0%
  Massachusetts Development Finance Agency Rev., WGBH
    Educational Foundation, "A", AMBAC, 5s, 2012                           $100       $   102,981
  Massachusetts Development Finance Agency Rev., WGBH
    Educational Foundation, "A", AMBAC, 5.375s, 2013                        100           105,424
                                                                                      -----------
                                                                                      $   208,405
-------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 1.0%
  Massachusetts Housing Finance Agency, Rev. MBIA,
    5.35s, 2010                                                            $100       $   103,842
-------------------------------------------------------------------------------------------------
Other - 0.5%
  Guam Economic Development Authority, 5s, 2022                            $ 50       $    49,809
-------------------------------------------------------------------------------------------------
Parking - 0.5%
  Rail Connections, Inc., Massachusetts Rev. (Route 128
    Parking Garage),  6s, 2012(+++)                                        $ 50       $    56,107
-------------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 2.4%
  Route 3 North Transportation Improvement Associates,
    Lease Rev., MBIA, 5.75s, 2017                                          $100       $   105,550
  Territory of Virgin Islands, Public Finance Authority
    Rev., 5.875s, 2018                                                      100            99,197
  Territory of Virgin Islands, Public Finance Authority
    Rev., 5.5s, 2022                                                         50            48,678
                                                                                      -----------
                                                                                      $   253,425
-------------------------------------------------------------------------------------------------
Solid Waste Revenue - 0.2%
  Massachusetts Development Finance Agency Rev., Resource
    Recovery Rev., 6.7s, 2014                                              $ 25       $    22,916
-------------------------------------------------------------------------------------------------
State and Local Appropriation - 1.1%
  Massachusetts Development Finance Agency Rev., Visual &
    Performing Arts Project, 6s, 2015                                      $100       $   109,818
-------------------------------------------------------------------------------------------------
Student Loan Revenue - 2.6%
  Massachusetts Educational Financing Authority, Rev.,
    AMBAC, 5.3s, 2016                                                      $ 75       $    73,466
  Massachusetts Educational Financing Authority, Rev.,
    "E", AMBAC, 4.5s, 2009                                                  100            98,713
  Massachusetts Educational Financing Authority, Rev.,
    "E", AMBAC, 5s, 2015                                                    100            98,170
                                                                                      -----------
                                                                                      $   270,349
-------------------------------------------------------------------------------------------------
Turnpike Revenue - 0.3%
  Puerto Rico Municipal Finance Agency, Rev., RITES, FSA,
    10.363s, 2016+(++)                                                     $ 30       $    36,514
-------------------------------------------------------------------------------------------------
Universities - Colleges - 7.5%
  Massachusetts Development Finance Agency Rev. (Eastern
    Nazarine College), 5.625s, 2019                                        $ 50       $    38,105
  Massachusetts Development Finance Agency Rev. (Higher
    Educational Smith College), 5.5s, 2017(+++)                             100           108,590
  Massachusetts Development Finance Agency Rev.
    (Massachusetts College of Pharmacy), 6.625s, 2020                        50            51,909
  Massachusetts Development Finance Agency Rev. (Suffolk
    University), 5.75s, 2019                                                100            97,306
  Massachusetts Health & Educational Facilities Authority
    Rev. (Harvard University), RITES, 10.863s, 2020+(++)                     90           114,651
  Massachusetts Health & Educational Facilities Authority
    Rev. (Massachusetts Institute of Technology), 5.25s,
    2012                                                                    125           132,462
  Massachusetts Health & Educational Facilities Authority
    Rev. (Simmons College), AMBAC, 5.75s, 2015                              100           107,604
  Massachusetts Health & Educational Facilities Authority
    Rev. (Wheelock College), MBIA, 5.5s, 2021                               125           126,878
                                                                                      -----------
                                                                                      $   777,505
-------------------------------------------------------------------------------------------------
Universities - Secondary Schools - 8.5%
  Massachusetts Development Finance Agency Rev.
    (Williston Northampton School), 6.5s, 2028                             $300       $   305,124
  Massachusetts Industrial Finance Agency Rev. (Belmont
    Hill School), 5.625s, 2020                                              150           152,772
  Massachusetts Industrial Finance Agency Rev. (Concord
    Academy), 5.5s, 2027                                                    150           142,143
  Massachusetts Industrial Finance Agency Rev. (Dana Hall
    School), 5.9s, 2027(+++)                                                150           145,581
  Massachusetts Industrial Finance Agency Rev. (Tabor
    Academy), 5.4s, 2018                                                    150           142,297
                                                                                      -----------
                                                                                      $   887,917
-------------------------------------------------------------------------------------------------
Utilities - Municipal Owned - 2.9%
  Massachusetts Development Finance Agency Rev. (Devens
    Electric Systems), 5.125s, 2011                                        $ 45       $    44,619
  Massachusetts Development Finance Agency Rev. (Devens
    Electric Systems), 5.625s, 2016                                          50            49,223
  Massachusetts Development Finance Agency Rev. (Semass
    Systems Service), "B", MBIA, 5.625s, 2012                               100           106,228
  Massachusetts Municipal Wholesale Electric Company,
    "A", MBIA,
    5.25s, 2016                                                             100           100,766
                                                                                      -----------
                                                                                      $   300,836
-------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 7.4%
  Massachusetts Water Pollution Abatement Trust Rev.,
    5.75s, 2016                                                            $ 25       $    26,582
  Massachusetts Water Pollution Abatement Trust Rev.,
    5.75s, 2017                                                             125           132,291
  Massachusetts Water Resources Authority Rev., FGIC, 6s,
    2017(++)                                                                200           217,830
  Massachusetts Water Resources Authority Rev., RITES, FGIC,
    11.333s, 2019+(++)                                                      225           298,462
  Springfield, MA, Street & Sewer Commission Rev., "A",
    AMBAC, 5s, 2021                                                         100            96,479
                                                                                      -----------
                                                                                      $   771,644
-------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $9,149,592)                                   $ 9,327,888
-------------------------------------------------------------------------------------------------
Floating Rate Demand Notes - 10.6%
-------------------------------------------------------------------------------------------------
  East Baton Rouge Parish, LA, Pollution Control Rev.
    (Exxon Corp)., due 04/01/02                                            $200       $   200,000
  Harris County, TX, Hospital Rev. (Methodist Hospital),
    due 04/01/02                                                            400           400,000
  Harris County, TX, Pollution Control Rev. (Industrial
    Development Corp.), due 04/01/02                                        200           200,000
  Uinta County, WY, Pollution Control Rev. (Chevron USA, Inc.),
    due 04/01/02                                                            300           300,000
-------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                                  $ 1,100,000
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $10,249,592)                                      $10,427,888
Other Assets, Less Liabilities - 0.0%                                                       4,177
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $10,432,065
-------------------------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS - March 31, 2002

MFS NEW YORK HIGH INCOME TAX FREE FUND

Municipal Bonds - 97.6%
-------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL AMOUNT
ISSUER                                                               (000 OMITTED)          VALUE
-------------------------------------------------------------------------------------------------
Airport and Port Revenue - 5.4%
  Niagara, NY, Frontier Authority Airport Rev. (Buffalo-
    Niagara International Airport), MBIA, 5.5s, 2009                           $20       $ 21,041
  Port Authority NY & NJ, Special Obligation Rev. (JFK
    International Airport), MBIA, 6.25s, 2015                                   10         11,077
                                                                                         --------
                                                                                         $ 32,118
-------------------------------------------------------------------------------------------------
General Obligations - General Purpose - 2.7%
  New York Thruway Authority Rev., Highway & Bridges, AMBAC,
    5.75s, 2017                                                                $ 5       $  5,330
  New York, NY, 6.125s, 2006(+++)                                                5          5,541
  New York, NY, 5.75s, 2014                                                      5          5,244
                                                                                         --------
                                                                                         $ 16,115
-------------------------------------------------------------------------------------------------
General Obligations - Improvement - 8.4%
  Erie County, NY, Public Improvement, FGIC, 5.625s, 2012                      $15       $ 16,152
  Nassau County, NY, FSA, 5.25s, 2008                                           15         15,893
  Puerto Rico Municipal Finance Agency, RITES, FSA, 10.363s,
    2016+(++)                                                                   15         18,257
                                                                                         --------
                                                                                         $ 50,302
-------------------------------------------------------------------------------------------------
Health Care Revenue - Hospitals - 1.7%
  New York City, NY, Health & Hospital Corp. Rev., 5.25s,
    2017                                                                       $10       $  9,822
-------------------------------------------------------------------------------------------------
Other - 0.8%
  New York County Tobacco Trust, 5.625s, 2035                                  $ 5       $  4,990
-------------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 3.5%
  Nassau, NY Intern. Finance Authority Rev., AMBAC, 5.375s,
    2016                                                                       $ 5       $  5,162
  New York City, NY, City Transitional Financial Authority
    Rev., 5.75s, 2017                                                           15         15,847
                                                                                         --------
                                                                                         $ 21,009
-------------------------------------------------------------------------------------------------
Solid Waste Revenue - 5.2%
  New York Environmental Facilities Corp., Waste Management
    Project, Solid Waste Disposal Rev., 4s, 2012                               $ 5       $  4,980
  Niagara County, NY, Industrial Development Agency, Solid
    Waste Disposal Rev., 5.625s, 2024                                            5          4,993
  Rockland County, NY, Solid Waste Management Authority
    Rev., 4.8s, 2005                                                            20         20,901
                                                                                         --------
                                                                                         $ 30,874
-------------------------------------------------------------------------------------------------
State and Local Appropriation - 30.6%
  Metropolitan Transportation Authority, NY, Service
    Contract, FGIC,
    5.875s, 2018                                                               $20       $ 21,375
  New York Dormitory Authority Rev. (Mental Health
    Services), 6s, 2007                                                         25         26,952
  New York Dormitory Authority Rev. (Mental Health
    Services), MBIA, 5.75s, 2020                                                 5          5,182
  New York Dormitory Authority Rev. (Office Facilities -
    Audit & Control), MBIA, 5.25s, 2011                                         10         10,513
  New York Dormitory Authority Rev. (Pace University), MBIA,
    6s, 2019                                                                    10         10,899
  New York Dormitory Authority Rev. (Schools Program),
    6.25s, 2020                                                                 25         26,977
  New York Dormitory Authority Rev. (Upstate Community
    College), FSA, 6s, 2018                                                     10         10,928
  New York Medical Care Facilities Financing Agency Rev.
    (Mental Health Services), 6.375s, 2004(+++)                                 20         22,019
  New York Urban Development Corp. Rev. (Correctional
    Facilities), FSA, 5.25s, 2014                                               25         26,289
  Suffolk County, NY, Judicial Facilities Rev. (John P.
    Cohalan Complex), AMBAC, 5.5s, 2008                                         20         21,414
                                                                                         --------
                                                                                         $182,548
-------------------------------------------------------------------------------------------------
State and Local Appropriation - Other - 12.6%
  New York Dormitory Authority Rev. (New York University),
    MBIA, 5.75s, 2013                                                          $20       $ 21,975
  New York Dormitory Authority Rev. (State University of New
    York), AMBAC, 5.5s, 2009                                                    25         26,774
  New York Dormitory Authority Rev. (State University of New
    York), 6s, 2014                                                             15         16,338
  New York Dormitory Authority Rev. (University of
    Rochester), MBIA, 5.25s, 2015                                               10         10,249
                                                                                         --------
                                                                                         $ 75,336
-------------------------------------------------------------------------------------------------
Turnpike Revenue - 12.6%
  New York Thruway Authority Rev., Highway & Bridges, FGIC,
    5.75s, 2013                                                                $ 5       $  5,441
  New York Thruway Authority Rev., Highway & Bridges, FSA,
    5.8s, 2018                                                                  20         21,303
  Triborough Bridge & Tunnel Authority Rev., NY, 5.5s, 2006                     20         21,254
  Triborough Bridge & Tunnel Authority Rev., NY, 5.75s, 2011                    25         27,187
                                                                                         --------
                                                                                         $ 75,185
-------------------------------------------------------------------------------------------------
Universities - Colleges - 2.0%
  Islip, NY, Community Development Agency Rev. (New York
    Institute of Technology), 7.5s, 2006(+++)                                  $10       $ 11,604
-------------------------------------------------------------------------------------------------
Utilities - Municipal Owned - 6.0%
  Long Island Power Authority, Electric Systems Rev, 5s,
    2020                                                                       $ 5       $  4,745
  Long Island Power Authority, Electric Systems Rev., FSA,
    5s, 2015                                                                    10         10,080
  Puerto Rico Electric Power Authority, Power Rev., RITES,
    FSA,
    8.826s, 2015+(++)                                                           20         21,136
                                                                                         --------
                                                                                         $ 35,961
-------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 6.1%
  New York City, NY, Municipal Water Authority Rev., 5s,
    2022                                                                       $10       $  9,654
  New York Environmental Facilities Corp., Pollution Control
    Rev., 5.75s, 2012                                                           20         21,949
  New York Environmental Facilities Corp., Water Facilites
    Rev. (NY Water Service Corp. Project), 6s, 2031                              5          4,986
                                                                                         --------
                                                                                         $ 36,589
-------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $554,859)                                        $582,453
-------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 2.4%                                                      14,096
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                      $596,549
-------------------------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

Portfolio footnotes:

    + Restricted security.
 (++) Inverse floating rate security.
(+++) Refunded bond.
  ### Security segregated as collateral for an open futures contract.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities
------------------------------------------------------------------------------------------------------
                                                                    MASSACHUSETTS             NEW YORK
                                                                      HIGH INCOME          HIGH INCOME
MARCH 31, 2002                                                      TAX FREE FUND        TAX FREE FUND
------------------------------------------------------------------------------------------------------
Assets:
  Investments -
    Identified cost                                                   $10,249,592             $554,859
    Unrealized appreciation                                               178,296               27,594
                                                                      -----------             --------
      Total investments, at value                                     $10,427,888             $582,453
  Cash                                                                     99,049                7,460
  Receivable for investments sold                                         204,000                --
  Interest receivable                                                     164,438                9,200
                                                                      -----------             --------
      Total assets                                                    $10,895,375             $599,113
                                                                      -----------             --------
Liabilities:
  Distributions payable                                               $    45,073             $  2,564
  Payable for daily variation margin on open futures contracts                531                --
  Payable for investments purchased
                                                                          409,706                --
  Payable for fund shares reacquired                                        8,000                --
                                                                      -----------             --------
      Total liabilities                                               $   463,310             $  2,564
                                                                      -----------             --------
Net assets                                                            $10,432,065             $596,549
                                                                      ===========             ========
Net assets consist of:
  Paid-in-capital                                                     $10,271,565             $571,575
  Unrealized appreciation on investments                                  178,233               27,594
  Accumulated net realized loss on investments                            (16,593)              (2,775)
  Accumulated undistributed (distributions in excess of) net investment
    income                                                                 (1,140)                 155
                                                                      -----------             --------
      Total                                                           $10,432,065             $596,549
                                                                      ===========             ========
Shares of beneficial interest outstanding                               1,024,076               56,983
                                                                      ===========             ========
Net asset value per share (net assets / shares of beneficial
  interest outstanding)                                               $10.19                 $10.47
                                                                      ======                 ======
    Offering price per share (100 / 95.25 of net asset value per
      share)                                                          $10.70                 $10.99
                                                                      ======                 ======

On sales of $100,000 or more, the offering price of Class A shares is reduced.
A contingent deferred sales charge may be imposed on redemptions of Class A shares.

See notes to financial statements.

Statements of Operations
------------------------------------------------------------------------------------------------------
                                                                    MASSACHUSETTS             NEW YORK
                                                                      HIGH INCOME          HIGH INCOME
YEAR ENDED MARCH 31, 2002                                           TAX FREE FUND        TAX FREE FUND
------------------------------------------------------------------------------------------------------
Net investment income:
  Interest income                                                      $  464,857             $ 29,974
                                                                    -------------         ------------

  Expenses -
    Management fee                                                     $   35,772             $  2,367
    Shareholder servicing agent fee                                         8,943                  592
    Administrative fee                                                        970                   65
    Custodian fee                                                           6,403                  794
    Printing                                                               14,720                  467
    Postage                                                                 1,053                  245
    Auditing fees                                                          19,888               19,887
    Legal fees                                                             13,608               10,327
    Broker fees                                                          --                      2,057
    Miscellaneous                                                           3,500                1,025
                                                                       ----------            ---------
      Total expenses                                                   $  104,857            $  37,826
    Fees paid indirectly                                                   (3,261)                (221)
    Reduction of expenses by investment adviser                          (101,596)             (37,605)
                                                                       ----------            ---------
      Net expenses                                                     $ --                  $ --
                                                                       ----------            ---------
        Net investment income                                          $  464,857            $  29,974
                                                                       ----------            ---------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                            $   (4,926)           $     417
    Futures contracts                                                      (6,952)             --
                                                                       ----------            ---------
      Net realized gain (loss) on investments                          $  (11,878)           $     417
                                                                       ----------            ---------
  Change in unrealized depreciation -
    Investments                                                         $(134,476)           $  (8,716)
    Futures contracts                                                         (63)             --
                                                                       ----------            ---------
      Net unrealized loss on investments                                $(134,539)           $  (8,716)
                                                                       ----------            ---------
      Net realized and unrealized loss on investments                   $(146,417)           $  (8,299)
                                                                       ----------            ---------
        Increase in net assets from operations                         $  318,440            $  21,675
                                                                       ==========            =========

See notes to financial statements.

Statements of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED                  YEAR ENDED
MASSACHUSETTS HIGH INCOME TAX FREE FUND                        MARCH 31, 2002              MARCH 31, 2001
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                           $   464,857                  $  317,968
  Net realized gain (loss) on investments                             (11,878)                     14,707
  Net unrealized gain (loss) on investments                          (134,539)                    257,770
                                                                  -----------                  ----------
      Increase in net assets from operations                      $   318,440                  $  590,445
                                                                  -----------                  ----------
Distributions declared to shareholders -
  From net investment income                                      $  (467,972)                 $ (316,286)
  From net realized gain on investments                             --                            (16,442)
  In excess of net realized gain on investments                     --                             (6,043)
                                                                  -----------                  ----------
      Total distributions declared to shareholders                $  (467,972)                 $ (338,771)
                                                                  -----------                  ----------
Net increase in net assets from fund share transactions           $ 2,335,591                  $1,321,873
                                                                  -----------                  ----------
      Total increase in net assets                                $ 2,186,059                  $1,573,547
Net assets:
  At beginning of period                                            8,246,006                   6,672,459
                                                                  -----------                  ----------
  At end of period                                                $10,432,065                  $8,246,006
                                                                  -----------                  ----------
Accumulated undistributed (distributions in excess of) net
  investment income included in net assets at end of period       $    (1,140)                 $    3,736
                                                                  ===========                  ==========

See notes to financial statements.

Statements of Changes in Net Assets
----------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED                 PERIOD ENDED
NEW YORK HIGH INCOME TAX FREE FUND                                   MARCH 31, 2002               MARCH 31, 2001
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                   $  29,974                    $  27,643
  Net realized gain (loss) on investments                                       417                         (104)
  Net unrealized gain (loss) on investments                                  (8,716)                      37,858
                                                                          ---------                    ---------
      Increase in net assets from operations                              $  21,675                    $  65,397
                                                                          ---------                    ---------
Distributions declared to shareholders from net investment income         $ (29,706)                   $ (27,633)
                                                                          ---------                    ---------
Net increase in net assets from fund share transactions                   $  27,132                    $  27,697
                                                                          ---------                    ---------
      Total increase in net assets                                        $  19,101                    $  65,461
Net assets:
  At beginning of period                                                    577,448                      511,987
                                                                          ---------                    ---------
  At end of period                                                        $ 596,549                    $ 577,448
                                                                          ---------                    ---------
Accumulated undistributed (distributions in excess) of net
  investment income included in net assets at end of period               $     155                    $     (43)
                                                                          =========                    =========

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                              YEAR ENDED            YEAR ENDED          PERIOD ENDED
MASSACHUSETTS HIGH INCOME TAX FREE FUND                   MARCH 31, 2002        MARCH 31, 2001       MARCH 31, 2000*
-------------------------------------------------------------------------------------------------------------------------------
                                                                 CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                         $    10.30            $     9.81           $    10.00
                                                              ----------            ----------           ----------
Income from investment operations#(S)(S)-
  Net investment income(S)                                    $     0.53            $     0.53           $     0.33
  Net realized and unrealized gain (loss) on investments           (0.10)                 0.55                (0.20)
                                                              ----------            ----------           ----------
      Total from investment operations                        $     0.43            $     1.08           $     0.13
                                                              ----------            ----------           ----------
Less distributions declared to shareholders -
  From net investment income                                  $    (0.54)           $    (0.54)          $    (0.32)
  From net realized gain on investments                             --                   (0.04)                --
  In excess of net realized gain on investments                     --                   (0.01)                --
                                                              ----------            ----------           ----------
      Total distributions declared to shareholders            $    (0.54)           $    (0.59)          $    (0.32)
                                                              ----------            ----------           ----------
Net asset value - end of period                               $    10.19            $    10.30           $     9.81
                                                              ==========            ==========           ==========
Total return(+)                                                     4.22%                11.36%                1.42%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                        0.04%                 0.03%                0.03%+
  Net investment income(S)(S)                                       5.19%                 5.45%                5.27%+
Portfolio turnover                                                    22%                   55%                  65%
Net assets at end of period (000 Omitted)                     $   10,432            $    8,246           $    6,672
(S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees, in excess of 0.00% of average daily net assets. In addition, the investment adviser voluntarily waived its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:
     Net investment income(S)(S)                              $     0.42            $     0.42           $     0.16
     Ratios (to average net assets):
       Expenses##                                                   1.17%                 1.16%                2.60%+
       Net investment income(S)(S)                                  4.06%                 4.32%                2.70%+

(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
     * For the period from the commencement of the fund's investment operations, August 2, 1999, through March 31, 2000.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                              YEAR ENDED            YEAR ENDED          PERIOD ENDED
MFS NEW YORK HIGH INCOME TAX FREE FUND                    MARCH 31, 2002        MARCH 31, 2001       MARCH 31, 2000*
-------------------------------------------------------------------------------------------------------------------------------
                                                                 CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                         $    10.61            $     9.90           $    10.00
                                                              ----------            ----------           ----------
Income from investment operations#(S)(S) -
  Net investment income(S)                                    $     0.54            $     0.52           $     0.33
  Net realized and unrealized gain (loss) on investments           (0.15)                 0.71                (0.10)
                                                              ----------            ----------           ----------
      Total from investment operations                        $     0.39            $     1.23           $     0.23
                                                              ----------            ----------           ----------
Less distributions declared to shareholders -
  From net investment income                                  $    (0.53)           $    (0.52)          $    (0.33)
  In excess of net investment income                                --                    --                  (0.00)+++
                                                              ----------            ----------           ----------
      Total distributions declared to shareholders            $    (0.53)           $    (0.52)          $    (0.33)
                                                              ----------            ----------           ----------
Net asset value - end of period                               $    10.47            $    10.61           $     9.90
                                                              ==========            ==========           ==========
Total return(+)                                                     3.75%                12.81%                2.35%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                        0.04%                 0.03%                0.04%+
  Net investment income(S)(S)                                       5.06%                 5.13%                5.01%+
Portfolio turnover                                                     2%                   19%                  19%
Net assets at end of period (000 Omitted)                     $      597            $      577           $      512
(S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees, in excess of 0.00% of average daily net assets. In addition, the investment adviser voluntarily waived its fees for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment loss per share and the ratios would have been:
     Net investment loss(S)(S)                                $    (0.14)           $    (0.07)          $    (0.10)
     Ratios (to average net assets):
       Expenses##                                                   6.39%                 5.83%                6.55%+
       Net investment loss(S)(S)                                   (1.29)%               (0.67)%              (1.50)%+

(S)(S) As required, effective April 1, 2001 the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
     * For the period from the commencement of the fund's investment operations, August 2, 1999, to March 31, 2000.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had  been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Massachusetts High Income Tax Free Fund and MFS New York High Income Tax Free Fund are each non-diversified series of MFS Municipal Series Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Because each fund invests primarily in the securities of a single state and its political subdivisions, each fund is vulnerable to the effects of changes in the legal and economic environment of the particular state. Each fund can invest up to 75% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Futures Contracts - Each fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the funds are required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the funds each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the funds. Each fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, each fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All premium and original issue discount is amortized or accreted for tax reporting purposes as required by federal income tax regulations. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the funds at a future date, usually beyond customary settlement time.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - Each fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - Each fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and taxable net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions paid by each fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because each fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable each fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. Each fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for derivatives, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the year ended March 31, 2002 was as follows:

                                                                         MASSACHUSETTS          NEW YORK
                                                                           HIGH INCOME       HIGH INCOME
                                                                         TAX FREE FUND     TAX FREE FUND
--------------------------------------------------------------------------------------------------------
Distributions declared from tax-exempt income                                 $467,972           $29,706

The tax character of distributions declared for the year ended March 31, 2001 was as follows:

                                                                         MASSACHUSETTS          NEW YORK
                                                                           HIGH INCOME       HIGH INCOME
                                                                         TAX FREE FUND     TAX FREE FUND
--------------------------------------------------------------------------------------------------------
Distributions declared from:
  Tax-exempt income                                                           $314,909           $27,633
  Ordinary income                                                               23,862              --
                                                                              --------           -------
Total distributions declared                                                  $338,771           $27,633
                                                                              ========           =======

During the year ended March 31, 2002, the following amounts were reclassified due to differences between book and tax accounting for accrued market discount on disposal of securities.

                                                                         MASSACHUSETTS          NEW YORK
                                                                           HIGH INCOME       HIGH INCOME
                                                                         TAX FREE FUND     TAX FREE FUND
--------------------------------------------------------------------------------------------------------
Increase (decrease):
Paid-in-capital                                                               $   743              $ --
Accumulated net realized loss on investments                                  $ 1,018              $ 70
Accumulated undistributed (distributions in excess of) net investment income  $(1,761)             $(70)

As of March 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were\
as follows:
                                                                         MASSACHUSETTS          NEW YORK
                                                                           HIGH INCOME       HIGH INCOME
                                                                         TAX FREE FUND     TAX FREE FUND
--------------------------------------------------------------------------------------------------------
Undistributed tax-exempt income                                              $ 43,935           $ 2,719
Capital loss carryforward                                                     (18,307)           (2,948)
Unrealized gain                                                               181,326            27,767
Other temporary differences                                                   (46,454)           (2,564)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on:

                                                                         MASSACHUSETTS          NEW YORK
                                                                           HIGH INCOME       HIGH INCOME
                                                                         TAX FREE FUND     TAX FREE FUND
--------------------------------------------------------------------------------------------------------
EXPIRATION DATE
March 31, 2008                                                                 $  --             $  265
March 31, 2009                                                                    --              2,683
March 31, 2010                                                                  18,307              --
                                                                               -------           ------
  Total                                                                        $18,307           $2,948
                                                                               =======           ======

(3) Transactions with Affiliates
Investment Adviser - Each fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.40% of each fund's average daily net assets. The investment adviser has voluntarily agreed to waive its fee for each fund, which is shown as a reduction of total expenses in each fund's Statement of Operations. The investment adviser has also voluntarily agreed to pay each fund's operating expenses exclusive of management fees such that each fund's aggregate expenses do not exceed 0.00% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

Each fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, each fund's unfunded defined benefit plan was converted into a retirement benefit deferral plan for active Trustees. Certain Trustees participate in this plan, under which the trust's pension liability fluctuates with the performance of the fund.

Administrator - Each fund has an administrative services agreement with MFS to provide the funds with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each fund pays MFS an administrative fee at the following annual percentages of each fund's average daily net assets:

                  First $2 billion                   0.0175%
                  Next $2.5 billion                  0.0130%
                  Next $2.5 billion                  0.0005%
                  In excess of $7 billion            0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges for the year ended March 31, 2002 on sales of Class A shares of each fund.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of each fund's average daily net assets attributable to Class A shares. Payment of the distribution and service fees under the Class A distribution plan will commence on such date as the Trustees may determine.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. There were no contingent deferred sales charges imposed on Class A shares during the year ended March 31, 2002.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, were as follows:

                                          MASSACHUSETTS            NEW YORK
                                            HIGH INCOME         HIGH INCOME
                                          TAX FREE FUND       TAX FREE FUND
------------------------------------------------------------------------------
Purchases                                   $ 3,653,174            $ 39,997
                                            -----------            --------
Sales                                       $ 1,858,571            $ 10,489
                                            -----------            --------

The cost and unrealized appreciation and depreciation in the value of the investments owned by each fund, as computed on a federal income tax basis, are as follows:

                                          MASSACHUSETTS            NEW YORK
                                            HIGH INCOME         HIGH INCOME
                                          TAX FREE FUND       TAX FREE FUND
------------------------------------------------------------------------------
Aggregate cost                              $10,246,562            $554,685
                                            -----------            --------
Gross unrealized appreciation               $   262,892            $ 28,319
Gross unrealized depreciation                   (81,566)               (551)
                                            -----------            --------
    Net unrealized appreciation             $   181,326            $ 27,768
                                            ===========            ========

(5) Shares of Beneficial Interest
Each fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                MASSACHUSETTS HIGH INCOME                       NEW YORK HIGH INCOME
                                                      TAX FREE FUND                                TAX FREE FUND
                                             -------------------------------              ------------------------------
YEAR ENDED MARCH 31, 2002                         SHARES              AMOUNT                   SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold                                      507,848         $ 5,225,908                     --          $      --
Shares issued to shareholders in
  reinvestment of distributions                   37,340             386,661                    2,552             27,132
Shares reacquired                               (321,612)         (3,276,978)                    --                 --
                                             -----------         -----------              -----------        -----------
    Net increase                                 223,576         $ 2,335,591                    2,552        $    27,132
                                             ===========         ===========              ===========        ===========

                                                MASSACHUSETTS HIGH INCOME                       NEW YORK HIGH INCOME
                                                      TAX FREE FUND                                TAX FREE FUND
                                             -------------------------------              ------------------------------
YEAR ENDED MARCH 31, 2001                         SHARES              AMOUNT                   SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold                                      520,223         $ 5,330,508                     --          $      --
Shares issued to shareholders in
  reinvestment of distributions                   31,222             311,177                    2,720             27,697
Shares reacquired                               (430,893)         (4,319,812)                    --                 --
                                             -----------         -----------              -----------        -----------
    Net increase                                 120,552         $ 1,321,873                    2,720        $    27,697
                                             ===========         ===========              ===========        ===========

(6) Line of Credit
The funds and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fees allocated to the funds for the year ended March 31, 2002 were $99 and $8 for MFS Massachusetts High Income Tax Free Fund and MFS New York High Income Tax Free Fund, respectively.

(7) Financial Instruments
Each fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts

MFS MASSACHUSETTS HIGH INCOME TAX FREE FUND
                                                                                                  UNREALIZED
DESCRIPTION                                      EXPIRATION       CONTRACTS        POSITION     DEPRECIATION
------------------------------------------------------------------------------------------------------------
Municipal Bond Index Futures                         Jun-02               1            Long            $(63)

At March 31, 2002, the MFS Massachusetts High Income Tax Free Fund had sufficient cash and/or securities to cover any margin requirements under these contracts. The MFS New York High Income Tax Free Fund had no outstanding financial instruments with off-balance-sheet risk at the end of the year.

(8) Restricted Securities
Each fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At March 31, 2002, each fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 7.6% and 6.6% of the MFS Massachusetts High Income Tax Free Fund and MFS New York High Income Tax Free Fund's net assets, respectively, which may not be publicly sold without registration under the Securities Act of 1933. Each fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                                                                DATE OF     PRINCIPAL
FUND        DESCRIPTION                                                     ACQUISITION        AMOUNT      COST         VALUE
---------------------------------------------------------------------------------------------------------------------------------
MFS Massachusetts High      Massachusetts Bay Transportation
   Income Tax Free Fund       Authority, RITES, 10.782s, 2016                 4/19/2000      $165,000      $187,166      $207,560
                            Massachusetts Health & Educational
                              Facilities Authority (Harvard
                              University), RITES, 10.863s, 2020              11/18/1999        90,000       102,690       114,651
                            Massachusetts Industrial Finance Agency,
                              RITES, 9.23s, 2017                             11/06/2001       130,000       144,718       136,053
                            Massachusetts Water Resources Authority,
                              RITES, FGIC,
                              11.333s 2019                                    3/16/2000       225,000       266,112       298,462
                            Puerto Rico Municipal Finance Agency,
                              RITES, FSA,
                              10.363s, 2016                                    1/6/2000        30,000        31,186        36,514
                                                                                                                         --------
                                                                                                                         $793,240
                                                                                                                         ========
MFS New York High           Puerto Rico Electric Power Authority,
  Income Tax Free Fund        Power Rev. RITES, FSA,
                              8.826s, 2015                                    9/23/1999      $ 20,000      $ 19,530      $ 21,136
                            Puerto Rico, Municipal Finance Agency,
                              RITES, FSA,
                              10.363s, 2016                                   1/13/2000        15,000        15,567        18,257
                                                                                                                         --------
                                                                                                                         $ 39,393
                                                                                                                         ========

(9) Change in Accounting Principle
As required, effective April 1, 2001, the funds adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Prior to April 1, 2001, the funds did not accrete market discount on debt securities. Based on securities held by the series on April 1, 2001, the cumulative effect of this accounting change had no impact on total net assets of the funds, but resulted in the following:

                                           MASSACHUSETTS            NEW YORK
                                             HIGH INCOME         HIGH INCOME
                                           TAX FREE FUND       TAX FREE FUND
-------------------------------------------------------------------------------
Increase in cost of securities                   $ 1,687               $ 104
                                                 -------               -----
Decrease in net unrealized appreciation          $(1,687)              $(104)
                                                 -------               -----

The effect of this change for the year ended March 31, 2002 were the following:

                                            MASSACHUSETTS            NEW YORK
                                              HIGH INCOME         HIGH INCOME
                                            TAX FREE FUND       TAX FREE FUND
--------------------------------------------------------------------------------
Increase net investment income                   $ 1,761               $  70
                                                 -------               -----
Decrease in net unrealized appreciation          $(1,343)              $ (70)
                                                 -------               -----
Increase net realized loss                       $  (418)              $ --
                                                 -------               -----

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

                 --------------------------------------------
   This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Municipal Series Trust and Shareholders of MFS Massachusetts High Income Tax Free Fund and MFS New York High Income Tax Free
Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS Massachusetts High Income Tax Free Fund, and MFS New York High Income Tax Free Fund (portfolios of MFS Municipal Series Trust) as of March 31, 2002, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in financial statements. Our procedures included confirmation of the securities owned at March 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the aforementioned portfolios of MFS Municipal Series Trust as of March 31, 2002, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
May 9, 2002
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FEDERAL TAX INFORMATION (Unaudited)

In January 2003, shareholders will be mailed a Tax Form Summary or Form 1099-DIV if applicable, reporting the federal tax status of all distributions paid during the calendar year 2002.

For federal income tax purposes, 100% of the total dividends paid by each fund from net investment income during the year ended March 31, 2002 are designated as an exempt-interest dividend.

The funds have the option to use equalization, which is a tax basis dividends paid deduction from the earnings and profits distributed to the shareholders upon redemption of shares.

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MFS(R) MASSACHUSETTS HIGH INCOME TAX FREE FUND
MFS(R) NEW YORK HIGH INCOME TAX FREE FUND

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors Inc., 500 Boylston Street, Boston, MA 02116.
                                                               INC-2MST 5/02 700